Exhibit 32.1
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Somanetics Corporation (the “Company”) on Form 10-Q for the quarter ended February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), we, Bruce J. Barrett, President and Chief Executive Officer of the Company, and William M. Iacona, Vice President, Chief Financial Officer, Controller and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2010	/s/ Bruce J. Barrett
Bruce J. Barrett,
President and Chief Executive Officer

Dated: March 29, 2010	/s/ William M. Iacona
William M. Iacona,
Vice President, Chief Financial Officer, Controller and Treasurer